UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 2, 2022

(Date of earliest event reported: September 2, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on June 15, 2022 (the “Petition Date”), Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The cases are being  administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)).The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

June 2022 and July 2022 Monthly Operating Reports and Form 426 Report

On September 2, 2022, each of the Debtors filed with the Bankruptcy Court their monthly operating reports for the period beginning June 16, 2022 and ending June 30, 2022 (the “June Monthly Operating Reports”) and the period beginning July 1, 2022 and ending July 31, 2022 (the “July Monthly Operating Reports” and together with the June Monthly Operating Reports, the “Monthly Operating Reports”). Also on September 2, 2022, the Form 426 report was filed with respect to the non-debtor subsidiaries of Revlon for the sole purpose of complying with the requirements applicable to such non-debtor entity reporting as part of the Debtors’ Chapter 11 cases. This Current Report on Form 8-K (the “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Reports, the Form 426 report and other documents filed with the Bankruptcy Court are available for review and free of charge online at https://cases.ra.kroll.com/Revlon/Home-DocketInfo. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

Future Monthly Operating Reports and Form 426 Reports

The Debtors are required, and will continue, to file monthly operating reports with the Bankruptcy Court at or around the end of each month during which the Debtors’ Chapter 11 cases remain pending. Future Form 426 reports will be filed with the Bankruptcy Court no less frequently than every six months while the Debtors’ Chapter 11 cases remain pending. Future monthly operating reports and Form 426 reports will be similarly available for review and free of charge online at https://cases.ra.kroll.com/Revlon/Home-DocketInfo. Such reports may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. In addition, investors are directed to visit https://cases.ra.kroll.com/Revlon/ for other materials that are provided with respect to Revlon from time to time in connection with the Chapter 11 cases.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Statement Regarding the Monthly Operating Reports and Form 426 Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports and the Form 426 report, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports and Form 426 report are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports and Form 426 report were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports and Form 426 report are complete. Results and projections set forth in the Monthly Operating Reports and Form 426 report should not be viewed as indicative of future results.

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Cautionary Statement Regarding Forward-Looking Information

Certain statements in the Monthly Operating Reports and Form 426 report are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, Bankruptcy Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock and the ability of the Company to remain listed on NYSE as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2022

REVLON, INC.

By:	/s/ Victoria Dolan
Name: Victoria Dolan
Title: Chief Financial Officer

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Victoria Dolan
Name: Victoria Dolan
Title: Chief Financial Officer

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